UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: May 1, 2009

PIPELINE DATA INC.

(Exact name of small business issuer in its charter)

Delaware	7389	13-3953764
(State or jurisdiction of incorporation or organization)	(Primary Standard Indus. Classification Code Number)	(I.R.S. Employer Identification No)

4400 Northpoint Parkway

Alpharetta, GA 30022

(687) 867-6000

(Address and telephone number of principal executive offices)

Randal A. McCoy

Pipeline Data Inc.

4400 Northpoint Parkway

Alpharetta, GA 30022

(687) 867-6000

With copy to:

Sheila G. Corvino, Esq.

Pipeline Data Inc.

4400 Northpoint Parkway

Alpharetta, GA 30022

Fax: 802-867-2468

(Name, address and telephone number of agent for service)

1515 Hancock Street, Suite 301, Hancock Plaza

                Quincy, Massachusetts 02169

(617) 405-2600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS

On April 24, 2009 Pipeline Data Inc. (the “Company”) named Chris Anderson as its chief financial officer. Prior chief financial officer, Donald Gruneisen, will remain as the Company’s treasurer.

The information in this Form 8-K and the attached Exhibit is being furnished pursuant to Item 5.02 "Results of Operation and Financial Condition" shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Pipeline Data Inc.
Dated:	April 30, 2009	By:	/s/ Randal A. McCoy
		Name:	Randal A. McCoy
		Title:	Chief Executive Officer

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